UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia 30022
1-800-514-0186
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On December 11, 2013, Schweitzer-Mauduit International, Inc. (the “Company”), together with SWM Luxembourg, a wholly-owned subsidiary of the Company, entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto, J.P. Morgan Securities LLC, Fifth Third Bank (“Fifth Third”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and SunTrust Robinson Humphrey, Inc. (“STRHI”), as joint lead arrangers and joint bookrunners, and Fifth Third, MLPFS and STRHI, as co-syndication agents, providing for a senior unsecured revolving credit facility in an aggregate amount of $500 million which matures on December 11, 2018 (the “Revolving Credit Facility”). The Amended Credit Agreement amends and restates the Company’s Credit Agreement, dated as of May 12, 2011 (the “Original Credit Agreement”), which provided for a $225 million revolving credit facility which was scheduled to mature on May 12, 2016.

The interest rate margins applicable to the Revolving Credit Facility under the Amended Credit Agreement remain unchanged. The interest rate will continue to be based on a fluctuating rate of interest measured by reference to either, at the Company's option, (i) a base rate, plus an applicable margin, or (ii) an adjusted London interbank offered rate (adjusted for maximum reserves) (“LIBOR”), plus an applicable margin which ranges from 0.25% to 1.00%, for loans bearing interest by reference to the base rate, and from 1.25% to 2.00%, for loans bearing interest by reference to LIBOR. The applicable margin, in each case, will be adjusted from time to time based on the Company's ratio of net debt to EBITDA.

The Amended Credit Agreement also contains representations and warranties which are customary for facilities of this type and covenants and provisions that, among other things, require the Company to maintain (a) a maximum net debt to EBITDA ratio of 3.00 and (b) minimum interest coverage of 3.50.

The foregoing summary of the Amended Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete terms and conditions of the Amended Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 12, 2013, the Company completed its previously announced acquisition of DelStar, Inc., a Delaware corporation (“DelStar”), through a merger of SWM Acquisition Corp. II, a Delaware corporation and indirect wholly-owned subsidiary of the Company (“SWM II”), with and into DelStar, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 18, 2013, by and among the Company, DelStar, SWM Acquisition Corp. I, a Delaware corporation and direct wholly-owned subsidiary of the Company, SWM II, certain security holders of DelStar listed on the signature pages of the Merger Agreement, and American Capital, Ltd., a Delaware corporation. As a result of the merger, DelStar became a wholly-owned indirect subsidiary of the Company.

The purchase price to acquire DelStar and its subsidiaries was $231.5 million in cash, subject to certain customary post-closing adjustments, in each case upon the terms and subject to the conditions contained in the Merger Agreement. The purchase price was funded from the Company’s borrowings under the Revolving Credit Facility.

DelStar manufactures thermoplastic nets, nonwovens, laminates, and extruded components, including plastic and metal components used in a wide range of industries and market segments, including filtration, automotive, healthcare, industrial, food, electronics and textiles. DelStar is headquartered in Middletown, Delaware.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete terms and conditions of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or DelStar or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the entry into the Revolving Credit Facility is incorporated herein by reference. On December 11, 2013, the Company made a draw on the Revolving Credit Facility in the amount of $235 million to fund in part the acquisition of DelStar described in Item 2.01 above.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The financial statements required to be filed by this Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information

The pro forma financial information required to be filed by this Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

2.1
Agreement and Plan of Merger, dated as of November 18, 2013, by and among Schweitzer-Mauduit International, Inc., DelStar, Inc., SWM Acquisition Corp. I, SWM Acquisition Corp. II, certain security holders of DelStar, Inc. listed on the signature pages thereto and American Capital, Ltd.*

10.1
Amended and Restated Credit Agreement, dated as of December 11, 2013 with JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto, J.P. Morgan Securities LLC, Fifth Third Bank (“Fifth Third”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and SunTrust Robinson Humphrey, Inc. (“STRHI”), as joint lead arrangers and joint bookrunners, and Fifth Third, MLPFS and STRHI, as co-syndication agents.

*    The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 13, 2013.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Registrant)

By	/s/ Jeffrey A. Cook
Jeffrey A. Cook
Executive Vice President,
Chief Financial Officer & Treasurer

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated as of November 18, 2013, by and among Schweitzer-Mauduit International, Inc., DelStar, Inc., SWM Acquisition Corp. I, SWM Acquisition Corp. II, certain security holders of DelStar, Inc. listed on the signature pages thereto and American Capital, Ltd.*

10.1
Amended and Restated Credit Agreement, dated as of December 11, 2013 with JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto, J.P. Morgan Securities LLC, Fifth Third Bank (“Fifth Third”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and SunTrust Robinson Humphrey, Inc. (“STRHI”), as joint lead arrangers and joint bookrunners, and Fifth Third, MLPFS and STRHI, as co-syndication agents.

*
The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.